        AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 6, 1997
                                            REGISTRATION NO. 333-

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549
                               -----------------------

                                       FORM S-8

                                REGISTRATION STATEMENT
                                        UNDER
                              THE SECURITIES ACT OF 1933
                               ------------------------

                             AVIATION DISTRIBUTORS, INC.
                (Exact name of registrant as specified in its charter)

              DELAWARE                                33-0715685
    (State of incorporation)           (I.R.S. employer identification no.)


                                   1 WRIGLEY DRIVE
                              IRVINE, CALIFORNIA  92619
                 (Address of principal executive offices) (Zip code)
                             ---------------------------

                             AVIATION DISTRIBUTORS, INC.
                         1996 STOCK OPTION AND INCENTIVE PLAN
                               (Full title of the plan)

                                   OSAMAH S. BAKHIT
                               CHIEF EXECUTIVE OFFICER
                             AVIATION DISTRIBUTORS, INC.
                                   1 WRIGLEY DRIVE
                              IRVINE, CALIFORNIA  92618
                                    (714)586-7558
              (Name, address and telephone number, including area code,
                                of agent for service)

                                      Copy to:

                                BRIAN J. MCCARTHY, ESQ.
                      SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                          300 South Grand Avenue, 34th floor
                           Los Angeles, California  90071

----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

                                         Proposed Maximum    Proposed Maximum    Amount of
Title of Securities  Amount to be        Offering Price      Aggregate Offering  Registration
to be Registered     Registered          Per Share (1)(2)    Price (2)           Fee (3)
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Common Stock,
par value            264,500 (4)(5)            $5.00            $1,322,500         $401
$.01 per share
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

(1) Estimated pursuant to Rules 457 (h) under the Securities Act of 1933, as amended (the "Securities Act"), on the basis of the initial public offering price per price per share of common stock of Aviation Distributors, Inc. ("Common Stock").

(2) Estimated solely for the purpose of calculating the registration fee.

(3) The registration fee has been calculated pursuant to Section 6(b) of the Securities Act as follows: one-thirty-third (1/33) of one percent of the Proposed Maximum Aggregate Offering Price of the shares of Common Stock registered hereby.

(4) Plus such additional number of shares of Common Stock as may be issuable pursuant to the antidilution provisions of the above referenced plan.

(5) The number of shares being registered represents the number of shares that may be sold pursuant to the above-referenced plan during the remainder of 1997 and subsequent years until a new Registration Statement becomes effective.

                                REGISTRATION STATEMENT
                                          ON
                                       FORM S-8

PART II. INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

    Incorporated by reference in this Registration Statement are the following documents filed with the Securities and Exchange Commission (the "Commission"):

    (a) The Registrant's Prospectus filed with the Commission under Rule 424(b) under the Securities Act of 1933, as amended, on March 4, 1997; and

    (b) The description of the Registrant's common stock, par value $.01 per share, set forth in the section entitled "Description of Capital Stock" in the Registrant's Registration Statement on Form SB-2, filed with the Commission on July 12, 1996 (File No. 333-8061), including any amendment or report filed for the purpose of updating such information.

    All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES.

    Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

    Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

    The Registrant is incorporated in Delaware. Under Section 145 of the General Corporation Law of the State of Delaware (the "DGCL"), a Delaware corporation generally has the power to indemnify its present and former directors, officers, employees and agents against expenses and liabilities incurred by them in connection with any action, suit or proceeding to which they are, or are threatened to be made, a party by reason of their serving they are, or are threatened to be made, a party by reason of their serving in those positions so long as they acted in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the company, and with respect to any criminal action or proceeding, so long as they had no reasonable cause to believe their conduct was unlawful. The statute expressly provides that the power to indemnify authorized thereby is not exclusive of any rights granted under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. The Amended and Restated Certificate of Incorporation of the Registrant and Bylaws of the Registrant provide for indemnification of present and former directors and officers of the Registrant and persons serving as directors, officers, employees or agents of other corporations or entities at the request of the Registrant, each to the fullest extent permitted by the DGCL.

    Section 102(b)(7) of the DGCL provides that a certificate of incorporation may contain a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 (relating to liability for unauthorized acquisitions or redemptions of, or dividends on, capital stock) of the DGCL, or (iv) for any transactions from which the directors derived an improper personal benefit. The Certificate of Incorporation of the Registrant contains such a provision.

    The Registrant intends to obtain insurance for the protection of its directors and officers against claims asserted against them in their official capacities. The Registrant also intends to enter into indemnification agreements with certain of its directors and officers providing for the foregoing.

    The preceding discussion of the Amended and Restated Certificate of Incorporation of the Registrant the Bylaws of the Registrant and the DGCL is not intended to be exhaustive and is qualified in its entirety by reference to the complete texts of the Amended and Restated Certificate of Incorporation of the Registrant and they Bylaws of the Registrant and to the DGCL.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

    Not applicable.

ITEM 8.  EXHIBITS.

EXHIBIT NO.   DESCRIPTION

  4.1 Amended and Restated Certificate of Incorporation of the Registration (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form SB-2 (File No. 333-8061)).

  4.2 Amendment to Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form SB-2 (File No. 333-8061)).

  4.3         Bylaws of the Registrant (incorporated by reference to Exhibit
              3.2 to the Registrant's Registration Statement on Form SB-2 (File No. 333-8061)).

  4.4 Specimen of common stock certificate of the Registrant (incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form SB-2 (File No. 333-8061)).

  5.          Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

  23.1        Consent of Arthur Andersen LLP.

  23.2 Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in their opinion filed as Exhibit 5).

  24.1 Power of Attorney (included on the signature page of this Registration Statement).

ITEM 9.  UNDERTAKINGS.

    (a)  The undersigned registrant hereby undertakes:


         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

              (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

              (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

              (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement; PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

         (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

    (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of
1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

    (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification is against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                      SIGNATURES

         Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvine, State of California, on this 6th day of March, 1997 .

                                            AVIATION DISTRIBUTORS, INC.,


                                            By: /s OSAMAH S. BAKHIT
                                               -------------------------------
                                                      Osamah S. Bakhit
                                                  CHIEF EXECUTIVE OFFICER

                                  POWER OF ATTORNEY

         KNOWN TO ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Osamah S. Bakhit as such person's true and lawful attorney-in-fact and agent, with the power of substitution and resubstitution, for such person in any and all capacities (including such person's capacity as a director and/or officer of Aviation Distributors, Inc.), to sign any and all amendments to this Registration Statement (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

         NAME                        TITLE                        DATE
         ----                        -----                        ----

/s/ OSAMAH S. BAKHIT
------------------------   Chief Executive Officer, Pres-     March 6, 1997
  Osamah S. Bakhit         ident and Director (Principal
                           Executive Officer)
/s/ MARK W. ASHTON
------------------------   Chief Financial Officer, Vice      March 6, 1997
  Mark W. Ashton           President, Finance and Director
                           (Principal Financial Officer)
/s/ LAURA M. BIRGBAUER
------------------------   Treasurer (Principal               March 6, 1997
  Laura M. Birgbauer       Accounting Officer)

 /s/ BRUCE H. HAGLUND
------------------------   Secretary and Director             March 6, 1997
  Bruce H. Haglund

/s/ DANIEL C. LEWIS
------------------------   Director                           March 6, 1997
  Daniel C. Lewis

/s/ WILLIAM T. WALKER, JR.
------------------------   Director                           March 6, 1997
  William T. Walker, Jr.

                                    EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION OF EXHIBIT                                 PAGE NO.

4.1 Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form SB-2 (File No. 333-8061)).

4.2           Amendment to Amended and Restated Certificate of
              Incorporation of the Registrant (incorporated by reference to Exhibit 3.3 to the Registrant's
              Registration Statement on Form SB-2
              (File No. 333-8061)).


4.3 Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 to the Registrant's Registration
              Statement on Form SB-2 (File No. 333-8061)).

4.4 Specimen of common stock certificate of the Registrant (incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form SB-2
              (File No. 333-8061)).

5.            Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

23.1          Consent of Arthur Andersen LLP

23.2          Consent of Skadden, Arps, Slate, Meagher & Flom LLP
              (included in their opinion filed as Exhibit 5).

24.1 Power of Attorney (included on the signature page of this Registration Statement).

99.1          1996 Stock Option and Incentive Plan

99.2 Form of stock option agreement relating to options granted under the 1996 Stock Option and Incentive Plan.